Exhibit 99.1

WhiteHorse Finance, Inc. Announces Third Quarter 2019 Earnings Results

NEW YORK, NY, November 7, 2019 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (NASDAQ: WHF) today announced its financial results for the quarter ended September 30, 2019.

Third Quarter 2019 Summary Highlights

•	Net Asset Value of $315.5 million, or $15.36 per share
•	Investment portfolio(1) totaling $527.5 million
•	STRS JV investment portfolio totaling $54.9 million
•	Gross investment additions(2) of $80.5 million, including new originations of $47.0 million and $32.8 million of fundings for refinancings and add-ons to existing investments
•	Net investment income of $8.7 million, or $0.421 per share
•	Core net investment income of $8.3 million, or $0.403 per share(3)
•	Third quarter distribution of $0.355 per share

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $24.4 million, at fair value.

(2) Excludes investments made in STRS JV for the quarter.

(3) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer commented, “During the third quarter, we transferred 5 assets into our recently-launched joint venture, increasing our investment by $24.4 million. Following the close of the third quarter we contributed another 4 assets into the JV, allowing us to quickly ramp up and directly originate into the JV portfolio going forward, offering a wider range of sourcing opportunities. In addition to the JV transfers, we added four new first-lien originations and 3 add-on investments to our portfolio during the quarter to stabilize NAV relative to the JV asset transfers. Our fourth quarter pipeline is as strong as it has ever been, which we credit to our differentiated three-tiered sourcing infrastructure backed by H.I.G. that offers stable and attractive risk-adjusted returns and ultimately enhance shareholder value.”

Portfolio and Investment Activity

As of September 30, 2019, the fair value of WhiteHorse Finance’s investment portfolio was $527.5 million, compared with $534.8 million as of June 30, 2019. The portfolio at September 30, 2019 consisted of 65 positions across 48 companies with a weighted average effective yield of 11.0% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV) was $9.9 million with the overall portfolio comprised of 80% in first lien secured loans, 12% in second lien secured loans, 3% in equity and 5% in investments in STRS JV. All loans were substantially all variable-rate investments (primarily indexed to LIBOR), with nearly all performing floating rate investments having interest rate floors.

During the three months ended September 30, 2019, WhiteHorse Finance launched the operations of its joint venture by transferring assets totaling $56.4 million in exchange for a net investment in STRS JV of $24.4 million as well as cash proceeds of $32 million.

In addition to the transactions with STRS JV, WhiteHorse Finance made investments in four new portfolio companies totaling $47.0 million. Also, the Company added $8.9 million to existing portfolio companies, exclusive of refinancing. Proceeds from sales and repayments, including net fundings on revolvers but exclusive of refinancing, totaled approximately $31.4 million for the quarter, driven by a full repayment of Planet Fit Indy 10 LLC of $19.2 million and a partial paydown of $7.4 million from its investment in CHS Therapy, LLC. In addition, WhiteHorse Finance participated in two refinancings of existing investments. The Company refinanced its $7.5 million first lien investment to Honors Holdings, LLC, increasing its position by adding a net $1.7 million. The Company also participated in the recapitalization of its $17.1 million first lien investment to Clarus Commerce, LLC, by reducing its position by a net $2.4 million to new borrower Marlin DTC-LS Midco 2, LLC. The Company remained highly selective in deploying new investments.

WHF STRS Ohio Senior Loan Fund LLC

As of September 30, 2019, STRS JV’s portfolio totaled $54.9 million, consisted of 5 portfolio companies and had a weighted average effective yield of 8.6%.

Results of Operations

For the three months ended September 30, 2019, net investment income was approximately $8.7 million, compared with approximately $3.8 million for the same period in the prior year, representing an increase of approximately 128.9%. The increase in net investment income for the year-over-year period was primarily attributable to an increase in non-recurring fee income and a decrease in the amount of capital gains incentive fees recorded.

For the three months ended September 30, 2019, WhiteHorse Finance reported net realized and unrealized losses on investments of approximately $1.8 million. This compares with net realized and unrealized gains on investments of $15.7 million for the three months ended September 30, 2018. The decrease in net realized and unrealized gains on investments for the year-over-year period was primarily attributable to the unrealized gain recognized in the prior year due to the mark-up of the Company’s equity investment in Aretec Group, Inc. (which was sold in the fourth quarter of 2018).

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $6.9 million for the three months ended September 30, 2019, which compares with a net increase of $19.5 million for the three months ended September 30, 2018.

WhiteHorse Finance’s NAV was $315.5 million, or $15.36 per share, as of September 30, 2019, as compared with $315.9 million, or $15.38 per share, as of June 30, 2019.

Liquidity and Capital Resources

As of September 30, 2019, WhiteHorse Finance had cash and cash equivalents of $22.2 million, as compared with $50.4 million as of June 30, 2019, inclusive of restricted cash. As of September 30, 2019, the Company also had $29.7 million of undrawn capacity under its revolving credit facility.

Distributions

On September 13, 2019, the Company declared a distribution of $0.355 per share for the quarter ended September 30, 2019, consistent for the twenty-eighth consecutive quarter since the Company’s IPO. The distribution was paid on October 3, 2019 to shareholders of record as of September 23, 2019. In addition, the Company also declared a special distribution of $0.195 per share, which will be payable on December 10, 2019 to stockholders of record as of October 31, 2019.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its second quarter results at 10:00 a.m. ET on Thursday, November 7, 2019. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID # 8954769. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through November 14, 2019. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID # 8954769. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company's investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $34 billion of capital under management(4) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(4) Based on total capital commitments managed by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses for the quarters ended September 30, 2019 and September 30, 2018. Additionally, the Company did not refinance any of its indebtedness for the quarter ended September 30, 2019.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended September 30, 2019 and September 30, 2018 (in thousands, except per share data):

	September 30, 2019		September 30, 2018
	Amount	Per Share Amounts	Amount	Per Share Amounts
Net investment income	$8,655	$0.421	$3,777	$0.184
Net impact of costs associated with refinancing of indebtedness	-	-	259	0.012
Accrual for capital gains incentive fee	(360)	(0.018)	3,137	0.153
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$8,295	$0.403	$7,173	$0.349

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	September 30, 2019	December 31, 2018
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$493,460	$459,399
Non-controlled affiliate company investments	9,673	10,165
Controlled affiliate company investments	24,410	-
Total investments, at fair value (amortized cost $535,213 and $477,839, respectively)	527,543	469,564
Cash and cash equivalents	9,827	24,148
Restricted cash and cash equivalents	12,335	9,584
Interest receivable	6,952	4,616
Amounts receivable on unsettled investment transactions	9,219	5,608
Prepaid expenses and other receivables	158	575
Total assets	$566,034	$514,095

Liabilities
Debt	$231,966	$175,953
Management and incentive fees payable	7,717	11,193
Distributions payable	7,294	7,294
Amounts payable on unsettled investment transactions	-	445
Accounts payable and accrued expenses	2,417	2,322
Interest payable	1,067	1,562
Advances received from unfunded credit facilities	79	30
Total liabilities	250,540	198,799

Commitments and contingencies

Net assets
Common stock 20,546,032 and 20,546,032 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 authorized	21	21
Paid-in capital in excess of par	301,557	301,557
Accumulated undistributed earnings	13,916	13,718
Total net assets	315,494	315,296
Total liabilities and total net assets	$566,034	$514,095

Number of shares outstanding	20,546,032	20,546,032
Net asset value per share	$15.36	$15.35

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Investment income
From non-controlled/non-affiliate company investments
Interest income	$14,865	$13,843	$42,104	$40,871
Fee income	2,246	875	6,328	3,855
From non-controlled affiliate company investments
Dividend income	301	600	888	1,851
From controlled affiliate company investments
Interest income	343	-	343	-
Total investment income	17,755	15,318	49,663	46,577

Expenses
Interest expense	3,495	3,283	9,744	8,649
Base management fees	2,834	2,761	8,240	7,813
Performance-based incentive fees	1,714	4,865	5,520	10,900
Administrative service fees	159	175	475	525
General and administrative expenses	660	572	1,875	1,843
Total expenses, before fees waived	8,862	11,656	25,854	29,730
Base management fees waived	-	(115)	(397)	(115)
Total expenses, net of fees waived	8,862	11,541	25,457	29,615
Net investment income before excise tax	8,893	3,777	24,206	16,962
Excise tax	238	-	712	-
Net investment income after excise tax	8,655	3,777	23,494	16,962

Realized and unrealized gains (losses) on investments
Net realized gains (losses)
Non-controlled/non-affiliate company investments	(2)	17	(2,020)	90
Net realized gains (losses)	(2)	17	(2,020)	90
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(1,882)	(1,164)	1,042	(2,125)
Non-controlled affiliate company investments	28	16,832	(492)	37,442
Controlled affiliate company investments	56	-	56	-
Net change in unrealized appreciation (depreciation)	(1,798)	15,668	606	35,317
Net realized and unrealized gains on investments	(1,800)	15,685	(1,414)	35,407
Net increase in net assets resulting from operations	$6,855	$19,462	$22,080	$52,369

Per Common Share Data
Basic and diluted earnings per common share	$0.34	$0.95	$1.08	$2.55
Dividends and distributions declared per common share	$0.36	$0.36	$1.07	$1.07
Basic and diluted weighted average common shares outstanding	20,546,032	20,545,726	20,546,032	20,536,591

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2019

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
North America
Debt Investments
Advertising
Fluent, LLC
First Lien Secured Term Loan	L+ 7.00%	9.04%	03/26/18	03/27/23	9,727	$9,727	$9,727	3.08%
	(0.50% Floor)
Air Freight & Logistics
Access USA Shipping, LLC
First Lien Secured Term Loan	L+ 8.00%	10.04%	02/08/19	02/08/24	5,724	5,649	5,673	1.80
	(1.50% Floor)
Application Software
Newscycle Solutions, Inc.
First Lien Secured Term Loan	L+ 7.00%	9.04%	06/14/19	12/29/22	5,330	5,233	5,224	1.66
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 7.00%	9.06%	06/14/19	12/29/22	241	238	237	0.08
	(1.00% Floor)
					5,571	5,471	5,461	1.74
Automotive Retail
Team Car Care Holdings, LLC
First Lien Secured Term Loan(12)	base rate+ 7.99%	10.32%	02/26/18	02/23/23	16,837	16,580	16,837	5.34
	(1.00% Floor)
Broadcasting
Alpha Media, LLC
First Lien Secured Term Loan	L+ 6.00%	8.15%	08/14/18	02/25/22	5,629	5,506	5,623	1.78
	(1.00% Floor)
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+ 8.00%	10.04%	12/28/17	12/28/22	16,588	16,373	16,588	5.26
	(1.00% Floor)
Rural Media Group, Inc.
First Lien Secured Term Loan	L+ 7.71%	9.97%	12/29/17	12/29/22	7,133	7,043	7,048	2.23
	(1.00% Floor)
					29,350	28,922	29,259	9.27
Cable & Satellite
Bulk Midco, LLC
First Lien Secured Term Loan	L+ 7.31%	9.68%	06/08/18	06/08/23	15,000	14,834	13,950	4.42
	(1.00% Floor)
Communications Equipment
Sorenson Communications, LLC
First Lien Secured Term Loan	L+ 6.50%	8.60%	03/15/19	03/15/24	5,119	4,978	5,100	1.62
	(0.00% Floor)
Construction & Engineering
SFP Holding, Inc.
First Lien Secured Term Loan	L+ 6.25%	8.35%	07/26/19	09/01/22	6,172	6,172	6,172	1.96
	(1.00% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 6.25%	8.45%	07/26/19	09/01/22	2,637	2,637	2,637	0.84
	(6.25% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.25%	8.41%	07/26/19	09/01/22	193	193	193	0.06

					9,002	9,002	9,002	2.86
Data Processing & Outsourced Services
FPT Operating Company, LLC/
TLabs Operating Company, LLC
First Lien Secured Term Loan	L+ 8.25%	10.35%	06/07/19	06/07/24	25,063	24,825	24,437	7.75
	(1.00% Floor)
Department Stores
Mills Fleet Farm Group, LLC
First Lien Secured Term Loan	L+ 7.00%	9.04%	10/24/18	10/24/24	14,888	14,635	14,186	4.50
	(1.00% Floor)	(0.75% PIK)
Distributors
Crown Brands, LLC
First Lien Secured Term Loan	L+ 8.00%	10.04%	01/28/19	01/25/24	5,801	5,676	5,669	1.80
	(1.50% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 8.00%	10.04%	01/28/19	01/25/24	-	-	(1)	-
	(1.50% Floor)
					5,801	5,676	5,668	1.80
Diversified Support Services
ImageOne Industries, LLC
First Lien Secured Term Loan	L+ 10.00%	12.04%	01/11/18	01/11/23	7,183	7,019	6,824	2.16
	(1.00% Floor)	(4.00% PIK)
First Lien Secured Revolving Loan(4)(12)	L+ 5.75%	9.33%	07/22/19	12/12/22	787	787	787	0.25

NNA Services, LLC
First Lien Secured Term Loan	L+ 7.00%	9.10%	10/16/18	10/16/23	9,954	9,793	9,894	3.14
	(1.50% Floor)
					17,924	17,599	17,505	5.55

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

September 30, 2019

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Food Retail
AG Kings Holdings, Inc.
First Lien Secured Term Loan(8)	L+ 11.95%	14.05%	08/10/16	08/10/21	13,046	$12,837	$8,480	2.69%
	(1.00% Floor)	(2.00%PIK)
Crews of California, Inc.
First Lien Secured Term Loan	L+ 11.00%	13.04%	11/20/14	11/20/19	9,313	9,308	9,265	2.94
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Revolving Loan	L+ 11.00%	13.04%	06/05/15	11/20/19	5,211	5,207	5,184	1.64
	(1.00% Floor)	(1.00%PIK)
First Lien Secured Delayed Draw Loan	L+ 11.00%	13.04%	03/27/15	11/20/19	2,675	2,673	2,661	0.84
	(1.00% Floor)	(1.00%PIK)
					30,245	30,025	25,590	8.11
Health Care Facilities
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan A	L+ 9.00%	11.27%	05/15/19	04/30/19	3,855	3,855	3,276	1.04
	(1.50% Floor)
First Lien Secured Term Loan B	L+ 9.00%	11.27%	02/01/13	04/30/19	13,511	13,511	11,484	3.64
	(1.50% Floor)
Second Lien Secured Term Loan(8)	N/A	15.75%	02/01/13	07/31/18	1,028	1,024	-	-
		(2.00%PIK)
					18,394	18,390	14,760	4.68
Health Care Services
CHS Therapy, LLC
First Lien Secured Term Loan A	L+ 8.50%	10.63%	06/14/19	06/14/24	7,663	7,526	7,539	2.39
	(1.50% Floor)
PMA Holdco, LLC
First Lien Secured Term Loan	L+ 7.75%	9.85%	06/28/18	06/28/23	12,854	12,650	12,785	4.05
	(1.00% Floor)
					20,517	20,176	20,324	6.44
Home Furnishings
Sure Fit Home Products, LLC
First Lien Secured Term Loan	L+ 9.75%	11.86%	10/26/18	07/13/22	5,320	5,240	5,107	1.62
	(1.00% Floor)
Human Resources & Employment Services
Pluto Acquisition Topco, LLC
First Lien Secured Term Loan	L+ 6.56%	8.81%	01/31/19	01/31/24	12,417	12,202	12,304	3.90
	(1.50% Floor)
Internet & Direct Marketing Retail
Marlin DTC-LS Midco 2, LLC
First Lien Secured Term Loan	L+ 6.00%	8.04%	07/01/19	07/01/25	966	947	948	0.30
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.00%	8.04%	07/01/19	07/01/25	-	-	-	-
	(1.00% Floor)
Potpourri Group, Inc.
First Lien Secured Term Loan	L+ 8.25%	10.35%	07/03/19	07/03/24	18,881	18,480	18,540	5.88
	(0.00% Floor)
					19,847	19,427	19,488	6.18
Internet Services & Infrastructure
London Trust Media Incorporated
First Lien Secured Term Loan	L+ 8.00%	10.26%	02/01/18	02/01/23	10,494	10,389	10,494	3.33
	(1.00% Floor)
StackPath, LLC & Highwinds Capital, Inc.
First Lien Secured Term Loan	L+ 9.50%	12.14%	04/03/19	02/02/24	15,533	15,314	14,368	4.55
	(1.00% Floor)	(12.39%PIK)
					26,027	25,703	24,862	7.88
Investment Banking & Brokerage
Arcole Acquisition Corp(5)
First Lien Secured Term Loan A	L+ 8.25%	10.37%	11/29/18	11/30/23	5,326	5,244	5,193	1.65
	(1.00% Floor)
First Lien Secured Term Loan B	L+ 14.50%	16.62%	11/29/18	11/30/23	1,821	1,794	1,803	0.58
	(1.00% Floor)	(1.50%PIK)
JVMC Holdings Corp. (f/k/a RJO Holdings Corp)
First Lien Secured Term Loan	L+ 6.50%	8.54%	02/28/19	02/28/24	16,407	16,262	16,407	5.20
	(1.00% Floor)
					23,554	23,300	23,403	7.42
IT Consulting & Other Services
AST-Applications Software Technology LLC
First Lien Secured Term Loan	L+ 8.00%	10.04%	01/10/17	01/10/23	4,246	4,193	4,119	1.31
	(1.00% Floor)	(1.00%PIK)
Leisure Facilities
Honors Holdings, LLC
First Lien Secured Term Loan	L+ 6.88%	8.99%	09/06/19	09/06/24	9,405	9,257	9,254	2.93
	(0.00% Floor)
First Lien Secured Delayed Draw Loan(7)	L+ 6.88%	8.99%	09/06/19	09/06/24	-	-	(15)	-
	(0.00% Floor)
Lift Brands, Inc.
First Lien Secured Term Loan	L+ 7.00%	9.10%	04/16/18	04/16/23	10,776	10,616	10,276	3.26
	(1.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.00%	11.00%	04/16/18	04/16/23	203	200	176	0.06
	(1.00% Floor)
					20,384	20,073	19,691	6.25
Office Services & Supplies
Empire Office, Inc.
First Lien Secured Term Loan	L+ 6.75%	8.79%	04/12/19	04/12/24	12,383	12,158	12,186	3.86
	(1.50% Floor)
Other Diversified Financial Services
Sigue Corporation(4)
Second Lien Secured Term Loan(4)	L+ 12.00%	14.10%	12/27/13	04/30/20	24,904	24,903	24,655	7.81
	(1.00% Floor)

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

September 30, 2019

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Acquisition Date(10)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(11)	Fair Value As A Percentage of Net Assets
Packaged Foods & Meats
Lenny & Larry's, LLC
First Lien Secured Term Loan	L+ 7.98%	10.01%	05/15/18	05/15/23	12,303	$12,126	$11,934	3.78%
	(1.00% Floor)	(1.18%PIK)
Poultry Holdings, LLC
First Lien Secured Term Loan	L+ 5.75%	7.79%	06/28/19	06/28/25	7,827	7,677	7,670	2.43
	(1.00% Floor)
					20,130	19,803	19,604	6.21
Personal Products
Sunless, Inc.
First Lien Secured Term Loan	L+ 6.00%	8.05%	08/13/19	08/13/24	4,877	4,782	4,781	1.52
	(0.00% Floor)
First Lien Secured Revolving Loan(7)	L+ 6.00%	8.05%	08/13/19	08/13/24	-	-	-	-
	(0.00% Floor)
					4,877	4,782	4,781	1.52
Research & Consulting Services
Nelson Worldwide, LLC
First Lien Secured Term Loan	L+ 8.75%	11.09%	01/09/18	01/09/23	13,692	13,467	13,349	4.23
	(1.00% Floor)
Restaurants
LS GFG Holdings Inc.
First Lien Secured Term Loan	L+ 6.00%	8.04%	11/30/18	11/19/25	10,262	9,991	9,876	3.13
	(0.00% Floor)
Specialized Finance
Golden Pear Funding Assetco, LLC(5)
Second Lien Secured Term Loan	L+ 10.50%	12.60%	09/20/18	03/20/24	17,500	17,216	17,441	5.53
	(1.00% Floor)
Oasis Legal Finance, LLC(5)
Second Lien Secured Term Loan	L+ 10.75%	12.85%	09/09/16	03/09/22	20,000	19,822	20,000	6.34
	(1.00% Floor)
WHF STRS Ohio Senior Loan Fund LLC
Subordinated Note(4)(5)(7)(13)(14)	L+ 6.50%	8.59%	07/19/19	N/A	19,484	19,484	19,484	6.18

					56,984	56,522	56,925	18.05
Trading Companies & Distributors
Vessco Holdings, LLC
First Lien Secured Term Loan	L+ 6.50%	8.65%	08/22/19	08/22/24	14,175	13,902	13,897	4.40
	(1.50% Floor)
Technology Hardware, Storage & Peripherals
Source Code Midco, LLC
First Lien Secured Term Loan	L+ 8.25%	10.52%	05/04/18	05/04/23	20,531	20,121	20,531	6.51
	(1.00% Floor)
Trucking
Sunteck / TTS Holdings, LLC
Second Lien Secured Term Loan	L+ 9.00%	11.12%	12/15/16	06/15/22	3,500	3,470	3,500	1.11
	(1.00% Floor)
Total Debt Investments					522,395	515,746	505,757	160.35

Equity Investments
Advertising
Fluent, Inc. (f/k/a Cogint, Inc.)(4)(9)	N/A	N/A	11/28/17	N/A	187	560	536	0.17

Diversified Support Services
Quest Events, LLC Preferred Units(4)	N/A	N/A	12/28/18	12/08/25	317	317	317	0.10
ImageOne Industries, LLC Common A Units(4)	N/A	N/A	09/20/19	12/08/25	149	-	-	-
					466	317	317	0.10

Food Retail
Crews of California, Inc. Warrants (4)	N/A	N/A	11/20/14	12/31/24	-	-	15	-
Nicholas & Associates, LLC Warrants(4)	N/A	N/A	11/20/14	12/31/24	3	-	314	0.10
Pinnacle Management Group, LLC Warrants(4)	N/A	N/A	11/20/14	12/31/24	3	-	314	0.10
RC3 Enterprises, LLC Warrants(4)	N/A	N/A	11/20/14	12/31/24	3	-	314	0.10
					9	-	957	0.30

Health Care Services
PMA Holdco, LLC Warrants(4)	N/A	N/A	06/28/18	06/28/28	8	-	454	0.14

Other Diversified Financial Services
RCS Creditor Trust Class B Units(4)(6)	N/A	N/A	10/01/17	N/A	143	-	-	-

SFS Global Holding Company Warrants(4)	N/A	N/A	06/28/18	12/28/25	-	-	-	-

Sigue Corporation Warrants(4)	N/A	N/A	06/28/18	12/28/25	22	2,890	3,818	1.21
					165	2,890	3,818	1.21
Specialized Finance
NMFC Senior Loan Program I LLC Units (4)(5)(6)	N/A	N/A	08/13/14	08/31/21	10,000	10,029	9,673	3.07

WHF STRS Ohio Senior Loan Fund LLC(4)(5)(7)(13)	N/A	N/A	07/19/19	08/31/21	4,871	4,871	4,927	1.56
					14,871	14,900	14,600	4.63

Trading Companies & Distributors
Vessco Holdings, LLC(4)	N/A	N/A	08/22/19	12/31/22	489	800	800	0.25

Trucking
Fox Rent A Car, Inc. Warrants(4)	N/A	N/A	10/26/16	12/31/22	-	-	304	0.10

Total Equity Investments					16,195	19,467	21,786	6.90

Total Investments					538,590	$535,213	$527,543	167.25%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) - (continued)

September 30, 2019

(in thousands)

(1) Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2) The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”), which resets monthly, quarterly or semiannually, or the U.S. Prime Rate as published by the Wall Street Journal (“Prime” or “P”). The one, three and six-month LIBOR were 2.0%, 2.1% and 2.1%, respectively, as of September 30, 2019. The Prime was 5.0% as of September 30, 2019.

(3) The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4) The investment or a portion of the investment does not provide collateral for the Company’s credit facility.

(5) Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 86% of total assets as of the date of the consolidated schedule of investments.

(6) Investment is a non-controlled/affiliate investment as defined by the 1940 Act.

(7) The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of September 30, 2019.

(8) The investment is on non-accrual status.

(9) The fair value of the investment was determined using observable inputs. There are no legal restrictions on sales of the investment.

(10) Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 167% of the Company’s net assets or 93% of the Company’s total assets, are subject to legal restrictions on sales.

(11) Except as otherwise noted, the fair value of each investment was determined using significant unobservable inputs.

(12) The investment was comprised of two contracts, which were indexed to different base rates, L and P, respectively. The Spread Above Index and Interest Rate presented represent the weighted average of both contracts.

(13) Investment is a controlled affiliate investment as defined by the 1940 Act. On January 14, 2019, the Company entered into an agreement (as described in Note 3 hereto) with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.

(14) Security is perpetual in nature with no defined maturity date.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

or

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

or

Sean Silva

Prosek Partners

646-818-9122

ssilva@prosek.com

Source: WhiteHorse Finance, Inc.